Exhibit 99.1
Investor Presentation Second Quarter, Fiscal 2006 BETTER BY DESIGN

Forward Looking Statements Certain written and oral statements in this presentation constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward- looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Craftmade International, Inc. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These factors are discussed in more detail in the company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Management Presenters Jimmy Ridings Chief Executive Officer Marcus Scrudder Chief Financial Officer BETTER BY DESIGN

Company Overview Designer, distributor and marketer of premium ceiling fans, lighting products, door chimes and pushbuttons, ventilation systems, outdoor lighting and related accessories Industries served include home improvement, construction and upscale commercial Premiere distribution channels: Craftmade Segment Lighting and Specialty Showrooms: Network of 1,600 specialty retailers and electrical wholesalers through a national sales organization of more than 65 independent sales representatives Other Independent Showrooms, including electrical distributors, and home and garden centers TSI Segment: Primary customer base is mass retailers Includes two 50%-owned subsidiaries (PHI and Design Trends) Innovative product and merchandising systems leader BETTER BY DESIGN

U.S. Markets Served Ceiling Fan Market $1.5 billion market Overall market growing at 3% CAGR Lighting Industry $18 billion market Overall market growing at 5% CAGR Source: American Lighting Association BETTER BY DESIGN

Craftmade Operating Segment Independent Showroom Channel Market penetration with 1,600 out of 5,000 showrooms Superior quality Lowest return rate in industry Strategic alliances with key international suppliers exclusive to Craftmade Innovative product line Design mix Product reliability Strong industry relationships Showroom network with franchise concept Sell-through opportunities Logistics Management BETTER BY DESIGN

TSI Operating Segment Mass Retail Channel Fully owned distribution and Partially Owned Subsidiaries Fully owned distribution of outdoor lighting 50%-owned subsidiaries Fan accessories through PHI Portable lamps through Design Trends Customers include Lowe's, Bed Bath & Beyond, Fred Meyer, Orchard Supply and Wal-Mart Provide innovative and desirable consumer products Logistics Management BETTER BY DESIGN

Net Sales and Income Breakdown Operational Segments Craftmade TSI (Home Centers) 5% TSI Segment Market 74 26 Craftmade TSI (Home Centers) 5% TSI Segment Market 31656 27231 Net Sales* Net Income* BETTER BY DESIGN *First and Second Quarter - Fiscal Year 2006

Logistics Management Operational efficiencies 378,000 ft2 warehouse Over 10,000 SKU's 99% Fill Rate Supply chain visibility Complete tracking from order placement through delivery E-Business and E-Commerce capabilities Daily monitoring of operational statistics Profitability Fill rate Backlog Precise cost management systems BETTER BY DESIGN

Growth Strategy Expand showroom network from 1,600 to 2,000 New product development Indoor/Outdoor Lighting Home Decor Cross-over product lines between mass merchandisers and independents Seek international market opportunities Selective acquisitions BETTER BY DESIGN

Selective Acquisition Criteria Rigorous criteria and valuation process Complementary to existing distribution channels Innovative product offerings Immediately accretive to earnings Historical Acquisitions TSI 1998 Teiber Lighting 2005 BETTER BY DESIGN

Product Offering BETTER BY DESIGN

Decorative Fans BETTER BY DESIGN

Lighting Products BETTER BY DESIGN

Teiber Collection BETTER BY DESIGN

Teiber Lighting Showroom Offering 2005 acquisition of importer and distributor of decorative light bulbs, door chimes, ventilation systems and related lighting accessories Expanded product offering to existing showroom customers Light bulbs and complementary lighting products: -3,000 SKUs-light bulbs and related accessories -door chimes and pushbuttons BETTER BY DESIGN

Product Innovation Home Decor - Cornice Collection BETTER BY DESIGN Decorative architectural accents in customizable finishes

Product Innovation Home Decor - Cornice collection Do-It-Yourself Concept Lightweight and Durable BETTER BY DESIGN

Product Innovation Home Decor - Cornice Collection Currently in 276 Lowe's locations throughout the United States Opportunities in independent retail and mass merchandiser sales channels (70%/30% respectively) Test marketing through QVC in Spring 2006 Strong initial interest BETTER BY DESIGN

Financial Highlights -Marcus Scrudder- BETTER BY DESIGN

Consolidated Operating Highlights For the 6-months ended Dec. 31, 2005 (in thousands, except percentage and per share data) 2005 2004 Net sales $58.9 $57.4 Growth (%) 2.6% Gross profit 17.3 17.3 Margin % 29.4% 30.2% SG&A 9.6 9.9 Margin % 16.7% 15.9% Total Expenses 10.6 10.7 Income before income taxes & minority interest exp. 6.8 6.7 Provision for income taxes 1.9 1.8 Net income 3.4 3.3 Growth (%) 4.9% Diluted earnings per common share 0.66 0..64 Growth (%) 3.1% Cash dividend declared per common share 0.12 0.10 Diluted common shares outstanding 5.2 5.1 BETTER BY DESIGN

Operating Segment Highlights Fiscal 2006 First and Second Quarters (in thousands, except percentage data) Craftmade TSI 2005 2004 2005 2004 Net Sales $31.7 $26.9 $27.2 $30.5 (Yr/Yr Growth %) 17.8% (10.7%) Gross Profit $11.2 $10.2 $ 6.1 $ 7.1 (% of Net Sales) 35.5% 38.1% 22.4% 23.3% SG&A $ 6.4 $ 6.5 $ 3.2 $ 3.4 (% of Net Sales) 20.2% 24.0% 11.9% 11.3% BETTER BY DESIGN

Balance Sheet Highlights (in thousands) Dec. 31, June 30, 2005 2005 Current assets $43,003 $50,595 Current liabilities $17,889 $40,600 Long-term debt $13,245 $ 1,551 Total assets $63,055 $70,815 Shareholders' equity $26,571 $24,373 BETTER BY DESIGN

Sales History 1997 2000 2001 2002 2003 2004 2005 6 mos. Ended 12/31/04 6 mos. Ended 12/31/05 REVENUES 39.523 85.5 93.5 106.5 109 121.2 116.8 57.4 58.9 BETTER BY DESIGN

Net Income *2005 Expenses include $1.7MM increase from prior year due to FIN 46 analysis and expenses related to initial compliance with Section 404 of the Sarbanes-Oxley Act $6.2 $6.8 $7.6 $6.4 $3.3 $3.4 $0 $2 $4 $6 $8 $10 $12 Dollars in millions 2002 2003 2004 2005* 6 mos. Ended 12/31/04 6 mos. Ended 12/31//05 BETTER BY DESIGN

Diluted Earnings Per Share 2000 2001 2002 2003 2004 2005 6 mos. Ended 12/31/04 6 mos. Ended 12/31/05 EPS 0.63 0.79 1.03 1.23 1.42 1.26 0.64 0.66 BETTER BY DESIGN

Return on Equity 2000 2001 2002 2003 2004 2005 Equity 0.25 0.26 0.27 0.33 0.42 0.26 Footnote: Since March 1999, Craftmade management has repurchased 2.8 million shares of CRFT stock. BETTER BY DESIGN

Investment Summary -Jimmy Ridings- BETTER BY DESIGN

Investment Summary Financial Strength Reduced overhead provides strong incremental profit growth Relationships in multiple Asian countries to minimize manufacturing costs Premiere distribution channels Mass merchandisers Specialty retailers Advantages in quality, service and relationships Innovative product and merchandising systems leader BETTER BY DESIGN

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